UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-05742
Name of Fund:
BlackRock FundsSM
BlackRock Real Estate Securities Fund
Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
01/31/2025
Date of reporting period:
01/31/2025
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith

BlackRock Real Estate Securities Fund
Institutional Shares | BIREX
Annual Shareholder Report — January 31, 2025

This annual shareholder report contains important information about BlackRock Real Estate Securities Fund (the “Fund”) for the period of February 1, 2024 to January 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$79	0.75%
How did the Fund perform last year?
  For the reporting period ended January 31, 2025, the Fund's Institutional Shares returned 10.23%.
  For the same period, the Russell 1000® Index returned 26.71% and the FTSE Nareit All Equity REITs Net Index returned 10.06%.
What contributed to absolute performance?
In sector terms, positive contributions were led by holdings of health care, apartment, data center, retail and triple net lease real estate investment trusts (“REITs”). Leading individual contributors included a health care infrastructure investor, a data center and colocation provider, a multifamily housing investor, a triple net lease retail space provider, and a shopping mall investor.
What detracted from absolute performance?
In sector terms, detractors included holdings within industrial and tower REITs. Individual positions that weighed most heavily on return included an investor in post-acute care facilities and senior living communities, an investor in Southern California industrial properties, a cold storage solutions provider, a wireless infrastructure operator, and an investor in single-family rental homes.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: February 1, 2015 through January 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Institutional Shares	10.23%	3.54%	5.26%
Russell 1000® Index	26.71	14.97	13.54
FTSE Nareit All Equity REITs Net Index	10.06	2.09	4.09
Key Fund statistics
Net Assets	$344,489,738
Number of Portfolio Holdings	44
Net Investment Advisory Fees	$1,797,078
Portfolio Turnover Rate	59%
The Fund has added the Russell 1000® Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of January 31, 2025)
Industry allocation
Industry(a)	Percent of Net Assets
Specialized REITs	37.7%
Retail REITs	14.6%
Residential REITs	13.7%
Health Care REITs	12.6%
Industrial REITs	12.5%
Office REITs	3.4%
Hotel & Resort REITs	2.5%
Diversified REITs	1.4%
Short-Term Securities	1.2%
Other Assets Less Liabilities	0.4%
Ten largest holdings
Security(b)	Percent of Net Assets
Prologis, Inc.	9.1%
Equinix, Inc.	7.2%
American Tower Corp.	6.3%
AvalonBay Communities, Inc.	5.3%
Welltower, Inc.	4.9%
Simon Property Group, Inc.	4.6%
Mid-America Apartment Communities, Inc.	4.1%
SBA Communications Corp.	4.1%
VICI Properties, Inc.	3.7%
Extra Space Storage, Inc.	3.6%
(a)	For purposes of this report, industry sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Real Estate Securities Fund
Institutional Shares | BIREX
Annual Shareholder Report — January 31, 2025
BIREX-01/25-AR

BlackRock Real Estate Securities Fund
Investor A Shares | BAREX
Annual Shareholder Report — January 31, 2025

This annual shareholder report contains important information about BlackRock Real Estate Securities Fund (the “Fund”) for the period of February 1, 2024 to January 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor A Shares	$105	1.00%
How did the Fund perform last year?
  For the reporting period ended January 31, 2025, the Fund's Investor A Shares returned 10.03%.
  For the same period, the Russell 1000® Index returned 26.71% and the FTSE Nareit All Equity REITs Net Index returned 10.06%.
What contributed to absolute performance?
In sector terms, positive contributions were led by holdings of health care, apartment, data center, retail and triple net lease real estate investment trusts (“REITs”). Leading individual contributors included a health care infrastructure investor, a data center and colocation provider, a multifamily housing investor, a triple net lease retail space provider, and a shopping mall investor.
What detracted from absolute performance?
In sector terms, detractors included holdings within industrial and tower REITs. Individual positions that weighed most heavily on return included an investor in post-acute care facilities and senior living communities, an investor in Southern California industrial properties, a cold storage solutions provider, a wireless infrastructure operator, and an investor in single-family rental homes.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: February 1, 2015 through January 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor A Shares	10.03%	3.28%	4.99%
Investor A Shares (with sales charge)	4.25	2.17	4.43
Russell 1000® Index	26.71	14.97	13.54
FTSE Nareit All Equity REITs Net Index	10.06	2.09	4.09
Key Fund statistics
Net Assets	$344,489,738
Number of Portfolio Holdings	44
Net Investment Advisory Fees	$1,797,078
Portfolio Turnover Rate	59%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for service fees.
The Fund has added the Russell 1000® Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of January 31, 2025)
Industry allocation
Industry(a)	Percent of Net Assets
Specialized REITs	37.7%
Retail REITs	14.6%
Residential REITs	13.7%
Health Care REITs	12.6%
Industrial REITs	12.5%
Office REITs	3.4%
Hotel & Resort REITs	2.5%
Diversified REITs	1.4%
Short-Term Securities	1.2%
Other Assets Less Liabilities	0.4%
Ten largest holdings
Security(b)	Percent of Net Assets
Prologis, Inc.	9.1%
Equinix, Inc.	7.2%
American Tower Corp.	6.3%
AvalonBay Communities, Inc.	5.3%
Welltower, Inc.	4.9%
Simon Property Group, Inc.	4.6%
Mid-America Apartment Communities, Inc.	4.1%
SBA Communications Corp.	4.1%
VICI Properties, Inc.	3.7%
Extra Space Storage, Inc.	3.6%
(a)	For purposes of this report, industry sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Real Estate Securities Fund
Investor A Shares | BAREX
Annual Shareholder Report — January 31, 2025
BAREX-01/25-AR

BlackRock Real Estate Securities Fund
Investor C Shares | BCREX
Annual Shareholder Report — January 31, 2025

This annual shareholder report contains important information about BlackRock Real Estate Securities Fund (the “Fund”) for the period of February 1, 2024 to January 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor C Shares	$183	1.75%
How did the Fund perform last year?
  For the reporting period ended January 31, 2025, the Fund's Investor C Shares returned 9.18%.
  For the same period, the Russell 1000® Index returned 26.71% and the FTSE Nareit All Equity REITs Net Index returned 10.06%.
What contributed to absolute performance?
In sector terms, positive contributions were led by holdings of health care, apartment, data center, retail and triple net lease real estate investment trusts (“REITs”). Leading individual contributors included a health care infrastructure investor, a data center and colocation provider, a multifamily housing investor, a triple net lease retail space provider, and a shopping mall investor.
What detracted from absolute performance?
In sector terms, detractors included holdings within industrial and tower REITs. Individual positions that weighed most heavily on return included an investor in post-acute care facilities and senior living communities, an investor in Southern California industrial properties, a cold storage solutions provider, a wireless infrastructure operator, and an investor in single-family rental homes.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: February 1, 2015 through January 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor C Shares	9.18%	2.50%	4.37%
Investor C Shares (with sales charge)	8.18	2.50	4.37
Russell 1000® Index	26.71	14.97	13.54
FTSE Nareit All Equity REITs Net Index	10.06	2.09	4.09
Key Fund statistics
Net Assets	$344,489,738
Number of Portfolio Holdings	44
Net Investment Advisory Fees	$1,797,078
Portfolio Turnover Rate	59%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees.
The Fund has added the Russell 1000® Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of January 31, 2025)
Industry allocation
Industry(a)	Percent of Net Assets
Specialized REITs	37.7%
Retail REITs	14.6%
Residential REITs	13.7%
Health Care REITs	12.6%
Industrial REITs	12.5%
Office REITs	3.4%
Hotel & Resort REITs	2.5%
Diversified REITs	1.4%
Short-Term Securities	1.2%
Other Assets Less Liabilities	0.4%
Ten largest holdings
Security(b)	Percent of Net Assets
Prologis, Inc.	9.1%
Equinix, Inc.	7.2%
American Tower Corp.	6.3%
AvalonBay Communities, Inc.	5.3%
Welltower, Inc.	4.9%
Simon Property Group, Inc.	4.6%
Mid-America Apartment Communities, Inc.	4.1%
SBA Communications Corp.	4.1%
VICI Properties, Inc.	3.7%
Extra Space Storage, Inc.	3.6%
(a)	For purposes of this report, industry sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Real Estate Securities Fund
Investor C Shares | BCREX
Annual Shareholder Report — January 31, 2025
BCREX-01/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.

The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Real Estate Securities Fund	$22,236	$22,236	$0	$0	$15,808	$15,808	$407	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Real Estate Securities Fund	$16,215	$16,215

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

JANUARY 31, 2025

2025 Annual Financial Statements and Additional Information

BlackRock FundsSM

•	BlackRock Real Estate Securities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	3

Schedule of Investments January 31, 2025	BlackRock Real Estate Securities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 1.4%
Essential Properties Realty Trust, Inc.	153,969	$4,942,405

Health Care REITs — 12.6%
Healthpeak Properties, Inc.	341,101	7,047,147
Omega Healthcare Investors, Inc.	156,460	5,798,407
PACS Group, Inc.(a)(b)	209,388	3,042,408
Ventas, Inc.	173,643	10,491,510
Welltower, Inc.	124,810	17,034,069

		43,413,541

Hotel & Resort REITs — 2.5%
Ryman Hospitality Properties, Inc.	69,156	7,250,315
Sunstone Hotel Investors, Inc.	130,311	1,476,424

		8,726,739

Industrial REITs — 12.5%
EastGroup Properties, Inc.	43,604	7,396,110
Lineage, Inc.(b)	69,314	4,158,840
Prologis, Inc.	263,903	31,470,433

		43,025,383

Office REITs — 3.4%
BXP, Inc.	98,832	7,228,573
Cousins Properties, Inc.	142,408	4,347,716

		11,576,289

Residential REITs — 13.7%
American Homes 4 Rent, Class A	175,238	6,068,492
Apartment Investment & Management Co., Class A	377,086	3,408,857
AvalonBay Communities, Inc.	82,113	18,188,851
Equity LifeStyle Properties, Inc.	85,063	5,567,373
Mid-America Apartment Communities, Inc.	91,518	13,963,817

		47,197,390

Retail REITs — 14.6%
Agree Realty Corp.	125,086	9,077,491
Federal Realty Investment Trust	84,829	9,214,974
FrontView REIT, Inc.	239,882	4,135,566
Macerich Co. (The)	83,796	1,741,281
Realty Income Corp.	15,547	849,488
Regency Centers Corp.	129,600	9,310,464
Simon Property Group, Inc.	90,938	15,810,480

		50,139,744

Security	Shares	Value

Specialized REITs — 37.7%
American Tower Corp.	118,160	$21,853,692
Crown Castle, Inc.	13,853	1,236,796
CubeSmart	177,364	7,396,079
Digital Realty Trust, Inc.	49,084	8,042,904
EPR Properties	126,355	5,824,965
Equinix, Inc.	27,117	24,775,718
Extra Space Storage, Inc.	80,694	12,426,876
Iron Mountain, Inc.	108,674	11,038,018
Lamar Advertising Co., Class A	28,752	3,634,828
Outfront Media, Inc.	82,014	1,509,052
PotlatchDeltic Corp.	105,542	4,720,894
Public Storage	2,319	692,175
SBA Communications Corp.	70,632	13,954,058
VICI Properties, Inc.	429,241	12,778,505

		129,884,560

Total Long-Term Investments — 98.4% (Cost: $293,342,787)		338,906,051

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.54%(c)(d)(e)	1,290,892	1,291,537
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.26%(c)(d)	2,816,961	2,816,961

Total Short-Term Securities — 1.2% (Cost: $4,108,498)		4,108,498

Total Investments — 99.6% (Cost: $297,451,285)		343,014,549
Other Assets Less Liabilities — 0.4%		1,475,189

Net Assets — 100.0%		$344,489,738

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

4	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) January 31, 2025	BlackRock Real Estate Securities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended January 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/31/24	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/25	Shares Held at 01/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,291,612	(a)	$—		$(75)	$—	$1,291,537	1,290,892	$1,100	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	3,398,799	—		(581,838	)(a)	—	—	2,816,961	2,816,961	215,500		—

SL Liquidity Series, LLC, Money Market Series(c)	—	2	(a)	—		(2)	—	—	—	429	(b)	—

						$(77)	$—	$4,108,498		$217,029		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Morgan Stanley & Co. International PLC(b)	11/02/26	$896,429	$26,358	(c)	$923,764	0.3%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(977) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	20 basis points
Benchmarks:	Overnight Federal Funds Effective
Rate: USD 1-day

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) January 31, 2025	BlackRock Real Estate Securities Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date November 2, 2026:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Diversified REITs
Essential Properties Realty Trust, Inc.	26,829	$861,211	93.2%

Hotel & Resort REITs
Sunstone Hotel Investors, Inc.	5,521	62,553	6.8

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$923,764

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$26,358	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$26,358	$—	$—	$—	$26,358

For the period ended January 31, 2025, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$31,529	$—	$—	$31,529
Swaps	—	—	(12,176)	—	—	—	(12,176)

	$—	$—	$(12,176)	$31,529	$—	$—	$19,353

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(14,575)	$—	$—	$(14,575)
Swaps	—	—	26,358	—	—	—	26,358

	$—	$—	$26,358	$(14,575)	$—	$—	$11,783

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$366,914
Total return swaps
Average notional amount	$224,107

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

6	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) January 31, 2025	BlackRock Real Estate Securities Fund

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$26,358	$—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$26,358	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$26,358	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Morgan Stanley & Co. International PLC	$26,358	$—	$—	$—	$26,358

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$338,906,051	$—	$—	$338,906,051
Short-Term Securities
Money Market Funds	4,108,498	—	—	4,108,498

	$343,014,549	$—	$—	$343,014,549

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$26,358	$—	$26,358

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	7

Statement of Assets and Liabilities

January 31, 2025

BlackRock Real Estate Securities Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$338,906,051
Investments, at value — affiliated(c)	4,108,498
Receivables:
Investments sold	688,485
Securities lending income — affiliated	44
Swaps	2,343
Capital shares sold	3,113,663
Dividends — unaffiliated	267,909
Dividends — affiliated	16,669
From the Manager	35,239
Unrealized appreciation on OTC swaps	26,358
Prepaid expenses	35,613

Total assets	347,200,872

LIABILITIES
Collateral on securities loaned	1,291,530
Payables:
Investments purchased	851,335
Administration fees	12,094
Capital shares redeemed	122,460
Investment advisory fees	172,600
Trustees’ and Officer’s fees	1,751
Other accrued expenses	127,960
Other affiliate fees	30,884
Professional fees	50,499
Registration fees	43,093
Service and distribution fees	6,928

Total liabilities	2,711,134

Commitments and contingent liabilities

NET ASSETS	$344,489,738

NET ASSETS CONSIST OF:
Paid-in capital	$367,371,697
Accumulated loss	(22,881,959)

NET ASSETS	$344,489,738

(a) Investments, at cost — unaffiliated	$293,342,787
(b) Securities loaned, at value	$1,277,506
(c) Investments, at cost — affiliated	$4,108,498

8	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Assets and Liabilities (continued)

January 31, 2025

BlackRock Real Estate Securities Fund
NET ASSET VALUE

Institutional
Net assets	$319,146,839

Shares outstanding	21,269,702

Net asset value	$15.00

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$22,823,935

Shares outstanding	1,520,537

Net asset value	$15.01

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$2,518,964

Shares outstanding	169,851

Net asset value	$14.83

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S	9

Statement of Operations

Year Ended January 31, 2025

BlackRock Real Estate Securities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$9,128,889
Dividends — affiliated	215,500
Securities lending income — affiliated — net	1,529
Foreign taxes withheld	(881)

Total investment income	9,345,037

EXPENSES
Investment advisory	2,249,499
Transfer agent — class specific	370,628
Professional	130,694
Administration	127,471
Service and distribution — class specific	83,984
Registration	64,644
Administration — class specific	59,994
Accounting services	52,700
Printing and postage	49,800
Trustees and Officer	9,599
Custodian	1,751
Miscellaneous	11,960

Total expenses excluding interest expense	3,212,724
Interest expense	13

Total expenses	3,212,737

Less:
Administration fees waived by the Manager — class specific	(59,994)
Fees waived and/or reimbursed by the Manager	(452,421)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(366,763)

Total expenses after fees waived and/or reimbursed	2,333,559

Net investment income	7,011,478

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	10,712,695
Investments — affiliated	(77)
Forward foreign currency exchange contracts	31,529
Foreign currency transactions	4,628
Swaps	(12,176)

10,736,599

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	10,582,879
Forward foreign currency exchange contracts	(14,575)
Foreign currency translations	3
Swaps	26,358

10,594,665

Net realized and unrealized gain	21,331,264

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,342,742

See notes to financial statements.

10	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets

	BlackRock Real Estate Securities Fund

	Year Ended 01/31/25	Year Ended 01/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,011,478	$8,033,506
Net realized gain (loss)	10,736,599	(37,770,028)
Net change in unrealized appreciation (depreciation)	10,594,665	10,453,335

Net increase (decrease) in net assets resulting from operations	28,342,742	(19,283,187)

DISTRIBUTIONS TO SHAREHOLDERS(a)

From net investment income and net realized gain:
Institutional	(6,502,729)	(7,338,777)
Investor A	(505,212)	(523,891)
Investor C	(39,301)	(43,439)

Return of capital:
Institutional	(1,355,110)	(1,832,294)
Investor A	(105,282)	(130,801)
Investor C	(8,190)	(10,846)

Decrease in net assets resulting from distributions to shareholders	(8,515,824)	(9,880,048)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	52,404,452	(162,799,570)

NET ASSETS
Total increase (decrease) in net assets	72,231,370	(191,962,805)
Beginning of year	272,258,368	464,221,173

End of year	$344,489,738	$272,258,368

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Real Estate Securities Fund

	Institutional

	Year Ended 01/31/25		Year Ended 01/31/24		Year Ended 01/31/23		Year Ended 01/31/22		Year Ended 01/31/21

Net asset value, beginning of year	$14.00		$14.72		$17.52		$13.50		$14.52

Net investment income(a)	0.35		0.35		0.34		0.18		0.19
Net realized and unrealized gain (loss)	1.08		(0.65)		(2.56)		4.15		(0.92)

Net increase (decrease) from investment operations	1.43		(0.30)		(2.22)		4.33		(0.73)

Distributions(b)
From net investment income	(0.36)		(0.34)		(0.35)		(0.23)		(0.22)
From net realized gain	—		—		(0.20)		(0.08)		—
Return of capital	(0.07)		(0.08)		(0.03)		—		(0.07)

Total distributions	(0.43)		(0.42)		(0.58)		(0.31)		(0.29)

Net asset value, end of year	$15.00		$14.00		$14.72		$17.52		$13.50

Total Return(c)
Based on net asset value	10.23%		(1.89)%		(12.53)%		32.21%		(4.85)%

Ratios to Average Net Assets(d)
Total expenses	1.05%		1.10%		0.98%		1.02%		1.16%

Total expenses after fees waived and/or reimbursed	0.75%		0.75%		0.75%		0.75%		0.84%

Net investment income	2.36%		2.56%		2.19%		1.06%		1.48%

Supplemental Data
Net assets, end of year (000)	$319,147		$246,878		$436,099		$505,048		$87,699

Portfolio turnover rate	59	%(e)	65	%(e)	56	%(e)	73	%(e)	58	%(e)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Excludes underlying investments in total return swaps.

See notes to financial statements.

12	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Real Estate Securities Fund (continued)

	Investor A

	Year Ended 01/31/25		Year Ended 01/31/24		Year Ended 01/31/23		Year Ended 01/31/22		Year Ended 01/31/21

Net asset value, beginning of year	$14.00		$14.72		$17.52		$13.46		$14.49

Net investment income(a)	0.33		0.28		0.29		0.20		0.17
Net realized and unrealized gain (loss)	1.07		(0.61)		(2.54)		4.08		(0.94)

Net increase (decrease) from investment operations	1.40		(0.33)		(2.25)		4.28		(0.77)

Distributions(b)
From net investment income	(0.32)		(0.31)		(0.32)		(0.15)		(0.20)
From net realized gain	—		—		(0.20)		(0.07)		—
Return of capital	(0.07)		(0.08)		(0.03)		—		(0.06)

Total distributions	(0.39)		(0.39)		(0.55)		(0.22)		(0.26)

Net asset value, end of year	$15.01		$14.00		$14.72		$17.52		$13.46

Total Return(c)
Based on net asset value	10.03%		(2.14)%		(12.76)%		31.91%		(5.17)%

Ratios to Average Net Assets(d)
Total expenses	1.25%		1.24%		1.47%		1.35%		1.40%

Total expenses after fees waived and/or reimbursed	1.00%		1.00%		1.00%		1.00%		1.09%

Net investment income	2.22%		2.07%		1.89%		1.28%		1.40%

Supplemental Data
Net assets, end of year (000)	$22,824		$22,865		$25,120		$33,621		$181,893

Portfolio turnover rate	59	%(e)	65	%(e)	56	%(e)	73	%(e)	58	%(e)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Real Estate Securities Fund (continued)

	Investor C

	Year Ended 01/31/25		Year Ended 01/31/24		Year Ended 01/31/23		Year Ended 01/31/22		Year Ended 01/31/21

Net asset value, beginning of year	$13.84		$14.55		$17.33		$13.38		$14.39

Net investment income(a)	0.21		0.18		0.18		0.03		0.11
Net realized and unrealized gain (loss)	1.06		(0.60)		(2.52)		4.09		(0.96)

Net increase (decrease) from investment operations	1.27		(0.42)		(2.34)		4.12		(0.85)

Distributions(b)
From net investment income	(0.23)		(0.23)		(0.22)		(0.13)		(0.12)
From net realized gain	—		—		(0.20)		(0.04)		—
Return of capital	(0.05)		(0.06)		(0.02)		—		(0.04)

Total distributions	(0.28)		(0.29)		(0.44)		(0.17)		(0.16)

Net asset value, end of year	$14.83		$13.84		$14.55		$17.33		$13.38

Total Return(c)
Based on net asset value	9.18%		(2.84)%		(13.43)%		30.88%		(5.85)%

Ratios to Average Net Assets(d)
Total expenses	2.10%		2.13%		2.11%		2.15%		2.22%

Total expenses after fees waived and/or reimbursed	1.75%		1.75%		1.75%		1.75%		1.86%

Net investment income	1.45%		1.34%		1.17%		0.16%		0.92%

Supplemental Data
Net assets, end of year (000)	$2,519		$2,515		$3,002		$4,037		$1,889

Portfolio turnover rate	59	%(e)	65	%(e)	56	%(e)	73	%(e)	58	%(e)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Excludes underlying investments in total return swaps.

See notes to financial statements.

14	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Real Estate Securities Fund (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional Shares	No	No		None

Investor A Shares	Yes	No	(a)	None

Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of January 31, 2025, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

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Notes to Financial Statements (continued)

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statement of Operations.

Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s net asset value (“NAV”).

•

Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

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Notes to Financial Statements (continued)

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

Goldman Sachs & Co. LLC	$984,000	$(984,000)	$—		$—
National Financial Services LLC	293,506	(287,850)	—		5,656

	$1,277,506	$(1,271,850)	$—		$5,656

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of January 31, 2025. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

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Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is

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Notes to Financial Statements (continued)

determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.75%
$1 billion - $3 billion	0.71
$3 billion - $5 billion	0.68
$5 billion - $10 billion	0.65
Greater than $10 billion	0.64

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of the Fund for which BIL and BSL, as applicable, acts as Sub-Adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended January 31, 2025, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution — class specific	$58,640	$25,344	$83,984

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

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Notes to Financial Statements (continued)

For the year ended January 31, 2025, the Fund paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Total
Administration — class specific	$54,795	$4,692	$507	$59,994

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended January 31, 2025, the Fund paid $170,037 for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended January 31, 2025, the Fund reimbursed the Manager $1,697 for costs incurred in running the call center for the Fund’s Institutional shares, which are included in transfer agent — class specific in the Statement of Operations:

For the year ended January 31, 2025, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total
Transfer agent — class specific	$348,119	$17,974	$4,535	$370,628

Other Fees: For the year ended January 31, 2025, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $2,956.

For the year ended January 31, 2025, affiliates received CDSCs in the amount of $6 and $225 for Investor A Shares and Investor C Shares, respectively.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended January 31, 2025, the amount waived was $3,230.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2025, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
0.75%	1.00%	1.75%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2025, the Manager waived and/or reimbursed investment advisory fees of $449,191, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statement of Operations. For the year ended January 31, 2025, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Total
Administration fees waived by the Manager — class specific	$54,795	$4,692	$507	$59,994
Transfer agent fees waived and/or reimbursed by the Manager — class specific	344,605	17,667	4,491	366,763

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will

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Notes to Financial Statements (continued)

impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral, (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds specified thresholds, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 84% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excluded collateral investment fees), and this amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended January 31, 2025, the Fund paid BIM $328 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended January 31, 2025, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended January 31, 2025, purchases and sales of investments, excluding short-term securities, were $226,705,308 and $177,416,503, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Fund’s NAV.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	Year Ended 01/31/25	Year Ended 01/31/24
Ordinary income	$7,047,242	$7,906,107
Return of capital	1,468,582	1,973,941

	$8,515,824	$9,880,048

As of January 31, 2025, the tax components of accumulated net earnings (loss) were as follows:

Fund Name	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BlackRock Real Estate Securities Fund	$(48,875,931)	$25,993,972	$(22,881,959)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales and accounting for swap agreements.

During the year ended January 31, 2025, the Fund utilized $4,572,079 of its capital loss carryforward.

As of January 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Real Estate Securities Fund	$317,020,577	$36,013,377	$(10,019,405)	$25,993,972

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2025, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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Notes to Financial Statements (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 01/31/25		Year Ended 01/31/24
Share Class	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,939,755	$119,333,215	8,473,184	$114,171,671
Shares issued in reinvestment of distributions	521,722	7,804,120	674,596	9,117,484
Shares redeemed	(4,826,820)	(72,996,520)	(21,146,873)	(284,781,120)

	3,634,657	$54,140,815	(11,999,093)	$(161,491,965)

Investor A
Shares sold and automatic conversion of shares	279,127	$4,135,171	433,589	$5,888,799
Shares issued in reinvestment of distributions	40,578	606,953	47,977	649,608
Shares redeemed	(431,914)	(6,306,101)	(555,262)	(7,513,526)

	(112,209)	$(1,563,977)	(73,696)	$(975,119)

Investor C
Shares sold	29,235	$425,269	20,247	$263,361
Shares issued in reinvestment of distributions	3,161	46,719	4,034	54,214
Shares redeemed and automatic conversion of shares	(44,257)	(644,374)	(48,866)	(650,061)

	(11,861)	$(172,386)	(24,585)	$(332,486)

	3,510,587	$52,404,452	(12,097,374)	$(162,799,570)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund financial statements was completed through the date the financial statements were issued and the following item was noted:

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

Effective March 3, 2025, the Interfund Lending Program was discontinued.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Real Estate Securities Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Real Estate Securities Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of January 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 24, 2025

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	25

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated are qualified dividend income for individuals for the fiscal year ended January 31, 2025:

Fund Name	Qualified Dividend Income

BlackRock Real Estate Securities Fund	$170,810

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended January 31, 2025:

Fund Name	Qualified Business Income

BlackRock Real Estate Securities Fund	$6,540,615

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended January 31, 2025:

Fund Name	Federal Obligation Interest

BlackRock Real Estate Securities Fund	$75,715

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended January 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Real Estate Securities Fund	0.02%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended January 31, 2025:

Fund Name	Interest Dividends

BlackRock Real Estate Securities Fund	$153,185

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended January 31, 2025:

Fund Name	Interest- Related Dividends

BlackRock Real Estate Securities Fund	$152,651

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Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Compensation to the independent directors/trustees of the Trust is paid by the Trust, on behalf of the Fund.

General Information

Quarterly performance, shareholder reports, semi-annual and annual financial statements, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	27

Additional Information  (continued)

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02110

Sub-Adviser	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10001
United Kingdom
Legal Counsel
BlackRock (Singapore) Limited	Sidley Austin LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Transfer Agent	Address of the Trust
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

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Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

OTC	Over-the-Counter

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H E S E F I N A N C I A L S T A T E M E N T S	29

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: March 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: March 24, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: March 24, 2025